UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2018

ACXIOM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-13163	71-0581897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 E. Dave Ward Drive

Conway, AR 72032

(Address of principal executive offices, including zip code)

(501) 342-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Acxiom Corporation (the “Company”) previously announced on February 6, 2018 that the Company is seeking strategic alternatives for Acxiom Marketing Solutions, including a potential sale of that business (the “Potential Transaction”). In connection with the exploration of a Potential Transaction, on March 31, 2018, the Compensation Committee of the Board of Directors (the “Board”) approved an incentive plan for certain senior employees of the Company, including Richard E. Erwin and Dennis D. Self. Pursuant to the incentive plan, Messrs. Erwin and Self may be eligible for a contingent and discretionary bonus in the event of a sale of Acxiom Marketing Solutions in addition to their otherwise normal compensation arrangements. The incentive plan requires Messrs. Erwin and Self to respectively continue to be employed in their current positions by a buyer for a period of six months (unless involuntarily terminated by the buyer). Payment of such bonus will be made over a period of up to twelve months after a closing.

Item 8.01	Other Events

On April 2, 2018, the Company announced that the Board amended the terms of the Company’s existing share repurchase program (the “Repurchase Program”) which was initially adopted by the Board on August 29, 2011, and subsequently amended on December 5, 2011, May 24, 2012, February 5, 2013, November 12, 2013, November 12, 2014, May 11, 2015 and July 28, 2016, so as to (i) authorize an additional $100 million in repurchases, thereby making the total amount authorized for repurchase $500 million, and (ii) extend the term of the Repurchase Program through December 31, 2019. Under the Repurchase Program, repurchases may be made at management’s discretion from time to time in the open market pursuant to Rule 10b-18 of the Securities Exchange Act of 1934, as amended, in privately negotiated transactions or by other means (including Rule 10b5-1 trading plans).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Company dated April 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACXIOM CORPORATION

By:	/s/ Jerry C. Jones
Jerry C. Jones Chief Ethics and Legal Officer, Executive Vice President and Assistant Secretary

Date: April 5, 2018